Exhibit 99.1

Credit Suisse Financial Services Forum 2014 Andy Cecere Vice Chairman and CFO February 12, 2014
Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect U.S. Bancorp's revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Continued stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values. In addition, U.S. Bancorp's business and financial performance is likely to be negatively impacted by recently enacted and future legislation and regulation. U.S. Bancorp's results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management's ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp's Annual Report on Form 10-K for the year ended December 31, 2012, on file with the Securities and Exchange Commission, including the sections entitled "Risk Factors" and "Corporate Risk Profile" contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. However, factors other than these also could adversely affect U.S. Bancorp's results, and you should not consider these factors to be a complete set of all potential risks or uncertainties. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp's performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of the presentation. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.
U.S. Bancorp Overview Capital Management Customer Data Security 1Q14 Update Long-term Goals
U.S. Bancorp Dimensions * As of February 7, 2014 Asset Size $364 billion Deposits $262 billion Loans $235 billion Customers 17.9 million NYSE Traded USB Market Capitalization* $73 billion Founded 1863 Bank Branches 3,081 ATMs 4,906 4Q13 Dimensions
Revenue Mix By Business Line (CHART) Consumer and Small Business Banking 44% Payment Services 28% Wealth Mgmt and Securities Services 9% Wholesale Banking and Commercial Real Estate 19% Fee Income / Total Revenue (CHART) Full year 2013, taxable-equivalent basis, excluding securities gains (losses) net Revenue percentages exclude Treasury and Corporate Support, see slide 30 for calculation Diversified Business Mix 55% 45%
2013 Results Net Income ($ in millions) $5,836 $5,647 + 3.3% Diluted EPS $3.00 $2.84 + 5.6% Return on Avg Assets 1.65% 1.65% Return on Avg Common Equity 15.8% 16.2% Record net income of $5.8 billion Strong capital: Common equity tier 1 ratio of 8.8% estimated using final rules for the Basel III standardized approach Repurchased 65 million shares of common stock during 2013 In total, returned $4.0 billion, or 71%, of our earnings in 2013 to shareholders Full Year 2013 Full Year 2012 % Change
Industry Leading Returns Return on Average Assets Return on Average Common Equity Efficiency Ratio Full Year 2013 4Q13 Source: SNL and company reports Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC (CHART) (CHART) (CHART) (CHART) (CHART) (CHART)
High Returns on Capital 2013 Return on Average Tangible Common Equity Source: SNL and company reports Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC (CHART) High return / capital efficient businesses Corporate Trust Merchant Processing Fund Services Treasury Management Corporate Payments Efficient expense platform Disciplined capital allocation process
Loan and Deposit Growth $ in billions Loans Deposits Prior 5 Years Average Balances Year-Over-Year Growth Prior 5 Quarters Average Balances Year-Over-Year Growth (CHART) (CHART) 6% 7% 5% 6% 5% 6% 7% 5% 9% 4% 7% 6% 12% 4% 15% 11% 6% 23% 10% 6%
Credit Quality $ in millions * Excluding Covered Assets (assets subject to loss sharing agreements with FDIC) Net Charge-offs Nonperforming Assets* Net Charge-offs (Left Scale) NCOs to Avg Loans (Right Scale) Nonperforming Assets (Left Scale) NPAs to Loans plus ORE (Right Scale) (CHART) (CHART)
Debt ratings: holding company as of February 7, 2014 Top of Class Debt Ratings op=outlook positive on=outlook negative s=outlook stable wn=watch negative wp=watch positive Flight to quality Funding advantage On January 27th issued: $1.3 billion of 3-year fixed rate senior bank notes with a 1.10% coupon at a 35 bp spread to Treasuries $700 million of 3-year floating rate senior bank notes with a 23 bp spread over 3-month LIBOR $750 million of 10-year fixed rate senior medium term notes with a 3.70% coupon at a 95 bp spread to Treasuries Advantages Peer Debt Ratings

Acquisitions

EXTENDING THE ADVANTAGE

Payments

- Collective Point of Sale Solutions Ltd
- FSV Payment Systems
- TransCard's heavy truck fuel card network
- Financial institutions credit card portfolio of FIA Card Services
- Merchant processing portfolio of Santander-Mexico
- Merchant processing portfolio of Citizens National Bank
- Credit card portfolios from Citi
- Merchant processing portfolio of MB Financial Bank
- Credit card portfolio of Town North Bank
- Southern DataComm
- Numerous small portfolios
- Joint ventures:
  - Spain merchant services joint venture with Banco Santander
  - Brazil merchant services company

Divestitures

- Divestiture of FAF Advisors long-term asset management business



Payment Services
Wealth Mgmt and Securities Services
Wholesale Banking and Commercial Real Estate
Consumer and Small Business Banking

Trust Businesses

- Quintillion Limited
- U.S. municipal bond trustee business of Deutsche Bank
- AIS Fund Administration
- Institutional trust business of Union Bank
- Indiana corporate trust business of UMB Bank
- Bank of America's securitization trust administration business
- Corporate trust administration business of F.N.B. Corporation
- Corporate trust business of AmeriServ Financial
- Bond trustee business of First Citizens Bank
- Mutual fund servicing division of Fiduciary Management, Inc

Consumer and Wholesale

- **Chicago banking operations of RBS Citizens Financial Group**
- Banking operations of BankEast (Knoxville, TN)
- Banking operations of First Community Bank (NM)
- Banking subsidiaries of FBOP Corporation
- BB&T's Nevada banking operations
- First Bank of Idaho
- Downey Savings & Loan Association
- PFF Bank & Trust
- Mellon 1st Business Bank

usbancorp

12

Acquisitions - Chicago Branches Acquiring the Chicago branch banking franchise of RBS Citizens (branded as Charter One Bank) Approximately $5.3 billion of deposits, $1.1 billion of loans, 94 branches and 800 employees Doubles Chicago presence and is expected to meet all internal financial hurdles for IRR, DCF and accretion Consistent with our strategy - branch deals in market where we can deepen our presence Transaction is subject to regulatory approval
Growing Market Share Core Deposits 2.0% 2.6% Consumer Loans 1.8% 3.2% Mortgage Origination 0.7% 4.1% C&I Loans 3.2% 3.7% CRE Loans 1.6% 2.4% Source: SNL and Mortgagestats 3Q13 1Q07 USB Market Share Market Share Change Middle Market Loan 1.2% 6.7% Bookrunner Investment Grade Loan 0.3% 2.2% Bookrunner Investment Grade Bond NA 4.3% Bookrunner Source: Thomson Reuters and Securities Data Corp 2013 2007 USB Market Share Market Share Change Credit Card (total volume) 4% 6% Fund Services (# of funds) 18% 24% Wealth Management (AUM) 1% 1% Source: Nilson (credit card), Visa and MasterCard issuers, data as of 2012; Investment Company Institute (fund services), data as of 2012; Barron's (wealth management), accounts over $5 million Municipal Trust 27% 31% Corporate Trust 7% 29% Structured Trust 16% 27% Source: Securities Data Corp based on number of issues 2013 2007 USB Market Share Market Share Change
U.S. Bancorp Overview Capital Management Customer Data Security 1Q14 Update Long-term Goals
Capital Management Capital Requirement Tangible book value (TBV) = book value per share excluding intangible assets other than mortgage servicing rights Return on average tangible common equity (ROTCE) = net income, adjusted for after-tax amortization of intangibles, as a percent of average tangible common equity; see slide 29 for calculation * Estimated using final rules for the Basel III standardized approach Capital Generation (CHART) 8.0% 0.5% Volatility Buffer 0.5% Potential D-SIFI Buffer 2.5% Capital Conservation Buffer 4.5% Minimum Capital Requirement 8.8%* Common Equity Tier 1 Basel III Target USB 4Q13 Reported
Capital Management Earnings Distribution Target (CHART) 62% 11% 32% Reinvest and Acquisitions Dividends Share Repurchases 20 - 40% 30 - 40% 30 - 40% Payout Ratio 71%
Capital Management Comprehensive Capital Analysis and Review 1/6/14 - Capital plans were due Between 3/15/14 and 3/31/14 - Dodd-Frank Act Stress Test and CCAR results will be released By 3/31/14 - Banks required to publish a summary of their own stress test results and methodologies By 3/31/14 - Banks provided Object / No Object decision on capital distributions
U.S. Bancorp Overview Capital Management Customer Data Security 1Q14 Update Long-term Goals
Visa, Inc. Key EMV Deadlines April 2013 Acquirer must support Chip Processing (Excluding ATM) October 2015 Fraud Liability Shift (Excluding ATM/Fuel) 2017 Fraud Liability Shift for Fuel Customer Data Security EMV is a chip card security standard published by EMVCo, originally developed by Europay, MasterCard and Visa U.S. Bank was the first bank in U.S. to issue dual interface EMV (July 2011) - well ahead of Payment Network Mandates of October 2015 Selective issuance for consumer, small business and corporate credit cards with capability to move to 100% issuance along with merchant readiness Elavon supports EMV and Tokenization today EMV does not solve for mobile and eCommerce risk EMV
A process where current Payment Card Data that is stored in mobile and on-line wallets or websites is replaced with a Token that is more secure and also useless if compromised What is Tokenization? Why is it important? What is U.S. Bank doing? Customer Data Security Tokenization Online and Mobile solutions have increasingly stored customer personal information and card data to improve convenience, however, increasing security threats have made this model unsustainable U.S. Bank, along with The Clearing House and member banks, agreed to support tokenization, developed a standard, and participated in a pilot in 2013 In October 2013, Visa, MasterCard and American Express announced a planned Tokenization Standard U.S. Bank will support industry practices as they are adopted, beginning in mid 2014
U.S. Bancorp Overview Capital Management Customer Data Security 1Q14 Update Long-term Goals
1Q14 Update Business Climate Mortgage Activity Loan Growth Net Interest Margin Credit Quality Noninterest Income/Expense
U.S. Bancorp Overview Capital Management Customer Data Security 1Q14 Update Long-term Goals
Long-term Goals Long-term Goals Optimal business line mix Investments generating positive returns Profitability: ROE 16-19% ROA 1.60-1.90% Efficiency Ratio low 50s Capital distributions: Earnings distribution 60-80% Current Status Four simple and stable business lines Mortgage, wealth management, corporate banking, international payments, branch technology, internet and mobile channels, and select acquisitions 2013 Profitability: ROE 15.8% ROA 1.65% Efficiency Ratio 52.4% 2013 Capital distributions: Distributed 71% of earnings (dividends 29%, share repurchases 42%)
Appendix
Non-GAAP Financial Measures
Non-GAAP Financial Measures
Non-GAAP Financial Measures Tangible Book Value and Return on Average Tangible Common Equity
Non-GAAP Financial Measures Line of Business Financial Performance $ in millions, taxable-equivalent basis, excluding securities gains (losses) net
Credit Suisse Financial Services Forum 2014